HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions Standard (Series A)
333-72042	HV-6779 - PremierSolutions Standard (Series A-II)

333-151805	HV-6776 - Premier Innovations(SM)
333-151805	HV-6778 - Premier Innovations(SM) (Series II)

Supplement dated May 16, 2011 to your Prospectus

FUND NAME CHANGE

THE HARTFORD GLOBAL HEALTH FUND – CLASS R4

Effective August 5, 2011, the following name change is made to your Prospectus:

Old Name	New Name

The Hartford Global Health Fund - Class R4	The Hartford Healthcare Fund - Class R4

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.